EXHIBIT 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Dr. Reddy’s Laboratories Limited (the “Company”) on Form 20-F for the year ended March 31, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Erez Israeli, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Erez Israeli
Erez Israeli
Date: May 29, 2026	Chief Executive Officer